UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2011

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J. K. Powell Boulevard, Whiteville, NC		28472-3008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2011, Waccamaw Bankshares, Inc. (the “Company”), received a second notice from the NASDAQ Stock Market (the “NASDAQ Notice”) indicating that the Company is not in compliance with the continued listing requirements of NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q and because it has not timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2010. NASDAQ Listing Rule 5250(c)(1) requires the Company to timely file all required periodic reports and other documents with the Securities and Exchange Commission. The NASDAQ Notice has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Market. The NASDAQ Notice requires the Company to submit a plan to regain compliance with the continued listing requirements by June 3, 2011. If such a plan is timely submitted by the Company, NASDAQ can grant the Company up to 180 calendar days from the due date of the Form 10-K, or until September 27, 2011, to regain compliance.

As disclosed in the company’s Form 12b-25, Notification of Late Filing, filed with the Securities and Exchange Commission on May 16, 2011, the Company has not yet completed its financial statements for the quarterly period ended March 31, 2011. As disclosed in the Company’s Form 12b-25, Notification of Late Filing, filed with the Securities and Exchange Commission on March 31, 2011, the Company has not yet completed its audited financial statements for the fiscal year ended December 31, 2010. The Company intends to submit a plan to regain compliance to NASDAQ no later than June 3, 2011. No assurance can be given that NASDAQ will accept the Company’s compliance plan or grant an exception for the full 180-day period contemplated by the NASDAQ Listing Rules. Under the NASDAQ rules, the Company’s common stock will continue to be listed on NASDAQ until June 3, 2011, and for any exception period that may be granted to the Company by NASDAQ. However, until the Company regains compliance, quotation information for the Company’s common stock will include an indicator of the Company’s non-compliance and the Company will be included in a list of non-compliant companies on the NASDAQ website.

The Company issued a press release on May 23, 2011, disclosing its receipt of the second NASDAQ Notice. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 23, 2011, regarding receipt of the NASDAQ Notice

This current report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.
(Registrant)

Date	May 23, 2011

/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 23, 2011, regarding receipt of the NASDAQ Notice